<PAGE 1>
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549
                 ____________________

                       FORM 8-K
                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
         Securities and Exchange Act of 1934

 Date of Report    (Date of earliest event reported)
                 November 16, 1995

      INTERNATIONAL SHIPHOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                          Delaware
  (State or Other Jurisdiction of Incorporation)


                2-63322            36-2989662
 (Commission File Number) (IRS Employer Identification No.)

650 Poydras Street, New Orleans, Louisiana     70130
(Address of principal executive offices)     (Zip Code)

                       (504) 529-5461
               Registrant's telephone number,
                     including area code






                      Page 1 of 5 Pages
                 Exhibit Index is located on
                           Page 4

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Item 5.        Other Events.

      On  November  16,  1995,
International      Shipholding
Corporation ("ISC")  announced
that   they  had  sold   their
interest  of approximately  8%
in   Havtor  AS,  a   publicly
listed  company  on  the  Oslo
Stock       Exchange       for
approximately $48  million  in
cash.   The transaction is  to
be  concluded by November  22,
1995.  The sale is expected to
result in a before tax gain of
approximately $17 million  and
an  expected after tax gain of
approximately $11 million  (or
$1.65  per  share  after   the
effect    of    a   previously
announced five for four  stock
split  payable on November  17
to  stockholders of record  on
November 3, 1995).

     A copy of the press
release relating to this sale
is attached hereto as Exhibit
99(a).


Exhibit 99(a)
Press Release,
dated November 16, 1995,
issued by International
Shipholding Corporation


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          SIGNATURES

         Pursuant    to    the
requirements of the Securities
and  Exchange Act of 1934, the
registrant  has  duly   caused
this  report to be  signed  on
its  behalf by the undersigned
thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

Date:     November 17, 1995

By:  /S/ Gary L. Ferguson

     Gary L. Ferguson,
     Vice President and
     Chief Financial Officer

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        INDEX TO EXHIBITS

                        Sequentially
Exhibit Number          Numbered Page
_____________           _____________
Exhibit 99(a)                  5
Press Release,
dated November 16, 1995
issued by International
Shipholding Corporation


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EXHIBIT 99(a)

FOR  IMMEDIATE  RELEASE
NOVEMBER  16,  1995

INTERNATIONAL SHIPHOLDING CORPORATION
  SELLS INTEREST IN HAVTOR A/S FOR
     APPROXIMATELY $48 MILLION

NEW     ORLEANS,     LA      -
International      Shipholding
Corporation announced that  it
has   sold  its  interest   of
approximately  8%  in   Havtor
A/S,    a   Norwegian    ocean
shipping company traded on the
Oslo   Stock   Exchange,   for
approximately $48 million cash
to  be  concluded by  November
22, 1995.
     The Company said the sale
is  expected  to result  in  a
before-tax       gain       of
approximately $17 million; and
an  expected after-tax gain of
approximately   $11    million
(approximately    $1.65    per
share, after the effect  of  a
previously announced 5  for  4
stock    split   payable    on
November 17 to stockholders of
record   at   the   close   of
business on November 3, 1995).
      The investment in Havtor
A/S  was  previously reflected
in   the  Company's  financial
statements    as    marketable
equity   securities  and   was
recorded at fair market value.
Unrealized holding gains  from
the investment at September 30
of  this year approximated  $8
million,  after tax, and  were
excluded  from  earnings   and
reported    as   a    separate
component   of   shareholders'
equity.    Accordingly    this
transaction will result in  an
increase    in   shareholders'
equity  of  approximately   $3
million   from   the   balance
reported   at  September   30,
1995.
       The  common  stock   of
International      Shipholding
Corporation is traded  on  the
New  York Stock Exchange  with
the symbol ISH.
             ####

Contacts:  Niels W. Johnsen, Chairman  (212) 943-4141
           Erik F. Johnsen, President  (504) 529-5461
           Gary  L. Ferguson,
                       Vice President
                       and Chief
                       Financial
                       Officer         (504) 529-5461
           Charles Beverly             (504) 566-0095